UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 29, 2021

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2021, Graham Corporation (the “Company”), announced the upcoming retirement of Jeffrey F. Glajch, Chief Financial Officer, in the first half of 2022. Pursuant to a Severance and Transition Agreement dated as of November 29, 2021 (the “Agreement”), the Company and Mr. Glajch agreed that he will retire the earlier of June 30, 2022 or as of a date upon which the Company and Mr. Glajch otherwise mutually agree (the “Resignation Date”). In addition, pursuant to the Agreement, Mr. Glajch agreed to provide certain transition-related services to the Company for a period of 18 months following the Resignation Date. The Agreement also provides that the Company will pay Mr. Glajch (i) a severance payment in an amount equal to 18 months of Mr. Glajch’s base salary, less applicable deductions and withholdings, payable in accordance with the Company’s regular payroll schedule and practices over the 18-month period commencing on or around January 1, 2023, and (ii) monthly health premiums for a period of 18 months following the Resignation Date, subject to certain conditions contained in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release dated November 29, 2021 announcing Mr. Glajch’s retirement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Severance and Transition Agreement, dated as of November 29, 2021, between Graham Corporation and Jeffrey F. Glajch

99.1	Press release dated November 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: November 29, 2021	By:	/s/ Daniel J. Thoren
Daniel J. Thoren
President and Chief Executive Officer